SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported):  October 17th, 2002
 -------------------------------------------------------------------------------

                  CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)


                            UNITED STATES OF AMERICA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                   333-9486701
                            -------------------------
                            (Commission File Numbers)

                                   46-0358360
                            -------------------------
                      (IRS Employer Identification Number)



701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                        57117
------------------------------------------------              -------------
(Address of principal executive office)                        (Zip Code)


Registrants telephone number, including area code (605) 331-2626




     Item 5. Other Events The monthly statements for the month of September 2002 were distributed to Noteholders on October 17, 2002.


Item 7 (C).                         Exhibits.

Exhibit No.                         Description

20.1     Series 2000-1 monthly statement for the month of September 2002.
20.2     Series 2000-2 monthly statement for the month of September 2002.




                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                                AS SERVICER


                                         By:      /s/ Doug Morrison
                                                  -----------------------
                                                    Douglas Morrison
                                                    Chief Financial Officer

File:August '02 8k_2000-1                                          CONFIDENTIAL
Servicer's Report                                                Date of Report:          10/25/2002
Interest Period: September 17, 2002 to October 16, 2002, Pay on October 17th


Associates Credit Card Master Note Trust, Series 2000-1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                    Transferor              Trust
                                                                     Interest               Totals
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                  6,032,829,129.74
Beginning Fin. Chrg. Receivables Balance                                                   217,756,637.02
Beginning Total Receivables Balance                                                      6,250,585,766.76

Beginning Special Funding Accnt Balance                                                      0.00
Beginning Spread Account Balance                                                             0.00
Beginning Reserve Account Balance                                                            0.00

Beginning Period Invested Amount                                                       2,819,825,063.07

Ending Period Invested Amount                                                          2,857,643,305.86
                                                 Class A             Class B               Class C              Total Series
Monthly Master Note Trust Activities     Note                          Note                  Note                   Note
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount = Prin Bal          760,000,000.00        102,500,000.00        137,500,000.00           1,000,000,000.00

Beginning Period Invested Amount            506,666,666.67        68,333,333.33         137,500,000.00         712,500,000.00
Principal Deposit to PFA                     63,333,333.33         8,541,666.67              0.00               71,875,000.00
Principal Funding Acct (PFA) Bal            316,666,666.67        42,708,333.33              0.00              359,375,000.00

Note Principal Balance Increase                  0.00                  0.00                  0.00                            0.00
Note Principal Balance Decrease                  0.00                  0.00                  0.00                            0.00

Reductions in Invested Amount this Period
(Other than by Principal Payments)               0.00                  0.00                  0.00                            0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                         0.00                  0.00                  0.00                            0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount               443,333,333.33        59,791,666.67         137,500,000.00         640,625,000.00

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Group I Information                                               Series 2000-1
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Beginning Invested Amount                                            712,500,000.00
Average Rate                                                                  2.09%
Allocable Finance Charge Collections                                  12,439,286.12
Allocable Principal Collections                                       78,453,391.30
Allocable Default Amount Due                                           6,436,514.25
Allocable Monthly Interest Due from Trust                              1,238,701.39
Monthly Interest on PFA Balance                                          472,111.11
Allocable Monthly Servicing Fees Due                                   1,187,500.00
Ending Invested Amount                                               640,625,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                       10.51%
3 Month Average Base Rate                                             4.07%
Spread                                                                6.43%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                            397,129,526.91
Transferor Interest                                                                    2,857,643,305.86
Trigger Pass Test                                                                            Yes

           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association("CBSD"), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota), National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 17th, 2002 and with respect to the performance of the Trust during the month of September is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                           Amortization Period
Any Cash Flow Shortfalls this Period                                                          No
Any Cash Flow Shortfalls from Previous Period                                                 No
Payout Event this Period:                                                                     No
Group I Participants:                                                                   Series 2000-1

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                                September: (30 posting days)

                                                                              Yield        Defaults                 Total
Portfolio Yield (Current Month)                                              20.95%         10.84%                 10.11%
Portfolio Yield (Prior Month)                                                21.90%         10.87%                 11.03%
Portfolio Yield (Two Months Ago)                                             21.28%         10.91%                 10.38%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                10.51%
                                                                                                            ----------------------
                                                                                                            ----------------------

                                                                    Servicing               Coupon                  Total
Base Rate (Current Month)                                             2.00%                 2.09%                   4.09%
Base Rate (Prior Month)                                               2.00%                 2.05%                   4.05%
Base Rate (Two Months Ago)                                            2.00%                 2.09%                   4.09%

THREE MONTH AVERAGE BASE RATE                                                                                       4.07%
                                                                                                            ----------------------
                                                                                                            ----------------------

Beginning Period Principal Receivables                                                 6,032,829,129.74
Beginning Period Finance Charge Receivables                                             217,756,637.02
Beginning Period Discounted Receivables                                                      0.00
Beginning Period Total Receivables                                                     6,250,585,766.76

Removed Principal Receivables                                                           589,798,623.78
Removed Finance Charge Receivables                                                      16,620,671.98
Removed Total Receivables                                                               606,419,295.76
Discounted Receivables Generated this Period                                                 0.00
Additional Principal Receivables                                                        295,153,149.59
Additional Finance Charge Receivables                                                    8,268,350.71
Additional Total Receivables                                                            303,421,500.30

Total Principal Collections this Period                                                 473,295,904.37
Total Defaulted Principal Receivables this Period                                       54,498,793.89
Total Receivables Adjustments this Period                                               16,830,959.81
Total Finance Charge Collections this Period                                            105,325,035.33
Total Discounted Receivables this Period                                                     0.00

Ending Period Principal Receivables                                                    5,673,278,955.86
Ending Period Finance Charge Receivables                                                211,476,961.94
Ending Period Discounted Receivables                                                         0.00
Ending Period Total Receivables                                                        5,884,755,917.80

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                           121,593,045.76
                                        61-90 Days Delinquent                           87,478,303.10
                                        91+ Days Delinquent                             172,978,661.89
                                                                                     ---------------------
                                                                                     ---------------------

                                        Total 31+ Days Delinquent                          382,050,010.75
                                                                                     ---------------------
                                                                                     ---------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-1                                                           `

Floating Investor Percentage                   11.8104%        Floating Allocation Percentage                            65.9472%
Fixed Investor Percentage                      16.5760%        Series Allocation Percetage                               17.9088%
                                                               Principal Allocation Percentage                           92.5575%

FINANCE CHARGE ALLOCATIONS                                                                                          Total
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                  105,325,035.33
Investor Percentage                                                                        11.8104%
Investor Finance Charge Collections                                                     12,439,286.12               12,439,286.12
Excess Finance Charge Collections allocated to Series                                        0.00                            0.00
Available Finance Charge Collections                                                    12,439,286.12               12,439,286.12

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                                       821,222.22
                                     (2)Class A Monthly Interest Previously Due                                              0.00
                                     (3)Class A Monthly Additional Interest                                                  0.00
                                     (4)Class A Monthly Additional Interest Previously Due                                   0.00
                                        Total Class A Monthly Interest                                                 821,222.22

Class B Distributions
                                     (5)Class B Monthly Interest                                                       123,000.00
                                     (6)Class B Monthly Interest Previously Due                                              0.00
                                     (7)Class B Monthly Additional Interest                                                  0.00
                                     (8)Class B Monthly Additional Interest Previously Due                                   0.00
                                        Total Class B Monthly Interest                                                 123,000.00

                                     (9)Total Monthly Servicing Fee for Series                                       1,187,500.00
                                    (10)Total Servicing Fee for Series Previously Due                                        0.00

                                    (11)Class A Prepayable Increase Amount Interest                                          0.00
                                    (12)Class B Prepayable Increase Amount Interest                                          0.00
                                    (13)Investor Default Amount                                                      6,436,514.25
                                    (14)Investor Charge-Offs                                                                 0.00
                                    (15)Reallocated Principal Collections Previously Due                                     0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                                       294,479.17

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                                         0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                           0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                              0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                          3,576,570.49

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                     0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                                 3,576,570.49

PRINCIPAL ALLOCATIONS
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                 473,295,904.37
Series Allocation Percentage                                         17.9088%
Principal Allocation Percentage                                      92.5575%
Investor Principal Collections - Series Level                     78,453,391.30
Shared Principal Collections from other Series'                        0.00
Total Investor Principal Collections - Series Level               78,453,391.30

                                                Class A              Class B               Class C                  Total
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
Class Prin Percentages(A & B)                   88.12%                11.88%                0.00%                      100.00000%
Class Principal Collections                   69,129,944.80           9,323,446.50          0.00%                   78,453,391.30
Prin Bal at end of Revolving Prd             760,000,000.00        102,500,000.00        137,500,000.00             1,000,000,000
Monthly Deposit to PFA.                       63,333,333.33           8,541,666.67                                  71,875,000.00
Part Dep / Def Cont'd Dep to PFA                               -                    -                      -                    0
Principal Deposit to PFA - Shortfall                           -                    -                      -                    0
Monthly Principal Payment to PFA              63,333,333.33           8,541,666.67                         -        71,875,000.00
Shared Principal Collections                    5,796,611.47            781,779.84                         -         6,578,391.30
Bullet Prin Payment at Maturity                                -                    -                      -                 0.00
Total Distribution:Interest + Prin                821,222.22            123,000.00            294,479.17             1,238,701.39

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                       Coupon Rate            Balance          Interest Payments
                                          -------------------- --------------------- ---------------------
                                          -------------------- --------------------- ---------------------
Series 2000-1, Class A                           1.95%           $ 506,666,666.67        $ 821,222.22                        2
Series 2000-1, Class B                           2.16%            $ 68,333,333.33        $ 123,000.00                        0
Series 2000-1, Class C                           2.57%           $ 137,500,000.00        $ 294,479.17                        7

                                             Series 2000-1
                                          ----------------------------------------------------------------------------------------
                                          ----------------------------------------------------------------------------------------
                                                Class A              Class B               Class C                  Total
                                          -------------------- --------------------- ---------------------  ----------------------
                                          -------------------- --------------------- ---------------------  ----------------------
Prin Distr Reqd Amount @ Maturity                 $ -                   $ -                  $ -                    $ -
Int Dist Reqd From Master Trust               $ 821,222.22         $ 123,000.00         $ 294,479.17             $ 1,238,701.39
PFA Int Shortfall Funded by CBSD              $ 63,209.60           $ 14,646.51             $ -                  $ 77,856.11
PFA Int Funded by CP                          $ 347,401.51          $ 46,853.49              $ -                 $ 394,255.00
Principal Deposit to PFA                    $ 63,333,333.33       $ 8,541,666.67              $ -                $ 71,875,000.00
Servicing Fee                                     $ -                   $ -            $ 1,187,500.00            $ 1,187,500.00
                                          -------------------- --------------------- ---------------------  ----------------------
                                          -------------------- --------------------- ---------------------  ----------------------
Total                                       $ 64,565,166.67       $ 8,726,166.66        $ 1,481,979.17         $ 74,773,312.50
                                          ==================== ===================== =====================  ======================
                                          ==================== ===================== =====================  ======================

Total Cpn Dist to Class A +B+C               $ 1,231,833.33        $ 184,500.00          $ 294,479.17  0        $ 1,710,812.50
Total Cpn Dist to Class A + B                                                                                   $ 1,416,333.33

File:September '02 8k_2000-2                                   CONFIDENTIAL
Servicer's Report                                              Date of Report:           10/25/2002
Interest Period: September 17, 2002 to October 16, 2002, Pay on October 17th


Associates Credit Card Master Note Trust, Series 2000-2
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                    Transferor              Trust
                                                                     Interest              Totals
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                               6,032,829,129.74
Beginning Fin. Chrg. Receivables Balance                                               217,756,637.02
Beginning Total Receivables Balance                                                   6,250,585,766.76

Beginning Special Funding Accnt Balance                                                     0.00
Beginning Spread Account Balance                                                            0.00
Beginning Reserve Account Balance                                                           0.00

Beginning Period Invested Amount                                                        2,819,825,063.07

Ending Period Invested Amount                                                           2,857,643,305.86
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities     Note                          Note                 Note                  Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        600,000,000.00         80,921,000.00     108,553,000.00        789,474,000.00

Beginning Period Invested Amount               600,000,000.00         80,921,000.00     108,553,000.00        789,474,000.00
Principal Deposit to PFA on D.D.                50,000,000.00          6,743,416.67                       -     56,743,416.67
Principal Funding Acct (PFA) Balance            50,000,000.00          6,743,416.67                       -     56,743,416.67

Note Principal Balance Increase                          0.00                  0.00         0.00                  0.00
Note Principal Balance Decrease                          0.00                  0.00         0.00                  0.00

Reductions in Invested Amount this Period
 (Other than by Principal Payments)                      0.00                  0.00         0.00                  0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                  0.00         0.00                  0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  550,000,000.00         74,177,583.33    108,553,000.00        732,730,583.33

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Group I Information                                               Series 2000-2
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Beginning Invested Amount                                            789,474,000.00
Average Rate                                                                  2.03%
Allocable Finance Charge Collections                                  13,783,148.03
Allocable Principal Collections                                       61,936,912.64
Allocable Default Amount Due                                           7,131,874.60
Allocable Monthly Interest Due                                         1,338,142.14
Monthly Interest on PFA Balance                                                0.00
Allocable Monthly Servicing Fees Due                                   1,315,790.00
Ending Invested Amount                                               732,730,583.33

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                       10.51%
3 Month Average Base Rate                                             4.03%
Spread                                                                6.48%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                           397,129,526.91
Transferor Interest                                                                   2,857,643,305.86
Trigger Pass Test                                                                            Yes

           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-2 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Citibank (South Dakota), National Association, as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") between Citibank (South Dakota) National Association, as Transferor & Servicer, and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of September 17, 2002, and with respect to the performance of the Trust during the month of August is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                           Revolving Period
Any Cash Flow Shortfalls this Period                                                         No
Any Cash Flow Shortfalls from Previous Period                                                No
Payout Event this Period:                                                                    No
Group I Participants:                                                                   Series 2000-2

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                         September : (30 posting days)

                                                                      Yield               Defaults                Total
Portfolio Yield (Current Month)                                              20.95%        10.84%                10.11%
Portfolio Yield (Prior Month)                                                21.90%        10.87%                11.03%
Portfolio Yield (Two Months Ago)                                             21.28%        10.91%                10.38%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              10.51%
                                                                                                           --------------------
                                                                                                           --------------------

                                                                    Servicing              Coupon                 Total
Base Rate (Current Month)                                             2.00%                 2.03%                 4.03%
Base Rate (Prior Month)                                               2.00%                 2.00%                 4.00%
Base Rate (Two Months Ago)                                            2.00%                 2.05%                 4.05%

THREE MONTH AVERAGE BASE RATE                                                                                     4.03%
                                                                                                           --------------------
                                                                                                           --------------------

Beginning Period Principal Receivables                                                6,032,829,129.74
Beginning Period Finance Charge Receivables                                            217,756,637.02
Beginning Period Discounted Receivables                                                     0.00
Beginning Period Total Receivables                                                    6,250,585,766.76

Removed Principal Receivables                                                          589,798,623.78
Removed Finance Charge Receivables                                                      16,620,671.98
Removed Total Receivables                                                              606,419,295.76
Discounted Receivables Generated this Period                                                0.00
Additional Principal Receivables                                                       295,153,149.59
Additional Finance Charge Receivables                                                   8,268,350.71
Additional Total Receivables                                                           303,421,500.30

Total Principal Collections this Period                                                473,295,904.37
Total Defaulted Principal Receivables this Period                                       54,498,793.89
Total Receivables Adjustments this Period                                               16,830,959.81
Total Finance Charge Collections this Period                                           105,325,035.33
Total Discounted Receivables this Period                                                    0.00

Ending Period Principal Receivables                                                   5,673,278,955.86
Ending Period Finance Charge Receivables                                               211,476,961.94
Ending Period Discounted Receivables                                                        0.00
Ending Period Total Receivables                                                       5,884,755,917.80

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                          121,593,045.76
                                        61-90 Days Delinquent                           87,478,303.10
                                        91+ Days Delinquent                            172,978,661.89
                                                                                     --------------------
                                                                                     --------------------

                                        Total 31+ Days Delinquent                      382,050,010.75
                                                                                     --------------------
                                                                                     --------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-2

Floating Investor Percentage                   13.0863%        Floating Allocation Percentage                   92.5575%
Fixed Investor Percentage                      13.0863%        Series Allocation Percetage                      14.1386%
                                                               Principal Allocation Percentage                  92.5575%

FINANCE CHARGE ALLOCATIONS                                                                                        Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                 105,325,035.33
Investor Percentage                                                                       13.0863%
Investor Finance Charge Collections                                                     13,783,148.03         13,783,148.03
Excess Finance Charge Collections allocated to Series                                       0.00                  0.00
Available Finance Charge Collections                                                    13,783,148.03         13,783,148.03

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                               960,000.00
                                     (2)Class A Monthly Interest Previously Due                                   0.00
                                     (3)Class A Monthly Additional Interest                                       0.00
                                     (4)Class A Monthly Additional Interest Previously Due                        0.00
                                        Total Class A Monthly Interest                                         960,000.00

Class B Distributions
                                     (5)Class B Monthly Interest                                               145,657.80
                                     (6)Class B Monthly Interest Previously Due                                   0.00
                                     (7)Class B Monthly Additional Interest                                       0.00
                                     (8)Class B Monthly Additional Interest Previously Due                        0.00
                                        Total Class B Monthly Interest                                         145,657.80

                                     (9)Total Monthly Servicing Fee for Series                                1,315,790.00
                                    (10)Total Servicing Fee for Series Previously Due                             0.00

                                    (11)Class A Prepayable Increase Amount Interest                               0.00
                                    (12)Class B Prepayable Increase Amount Interest                               0.00
                                    (13)Investor Default Amount                                               7,131,874.60
                                    (14)Investor Charge-Offs                                                      0.00
                                    (15)Reallocated Principal Collections Previously Due                          0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                               232,484.34

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                              0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                   0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                   3,997,341.30

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                          0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                          3,997,341.30

PRINCIPAL ALLOCATIONS
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                 473,295,904.37
Series Allocation Percentage                                         14.1386%
Principal Allocation Percentage                                      92.5575%
Investor Principal Collections - Series Level                     61,936,912.64
Shared Principal Collections from other Series'                        0.00
Total Investor Principal Collections - Series Level               61,936,912.64

                                               Class A               Class B               Class C                Total
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
Class Prin Percentages(A & B)                   88.12%                11.88%                0.00%                   100.00000%
Class Principal Collections                   54,576,298.26           7,360,614.39          0.00%                61,936,912.64
Prin Bal at end of Revolving Prd             600,000,000.00         80,921,000.00       108,553,000.00             789,474,000
Monthly Deposit to PFA.                       50,000,000.00           6,743,416.67                               56,743,416.67
Part Dep / Def Cont'd Dep to PFA                              -                     -                     -                  0
Principal Deposit to PFA - Shortfall                          -                     -                     -                  0
Monthly Principal Payment to PFA              50,000,000.00           6,743,416.67                        -         56,743,417
Shared Principal Collections                   4,576,298.26             617,197.72                        -       5,193,495.98
Bullet Prin Payment at Maturity                               -                     -                     -               0.00
Total Distribution:Interest + Prin                960,000.00            145,657.80           232,484.34           1,338,142.14

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------
Series 2000-2, Class A                          1.92%              $ 600,000,000.00      $ 960,000.00                     00
Series 2000-2, Class B                          2.16%               $ 80,921,000.00      $ 145,657.80                     80
Series 2000-2, Class C                          2.57%              $ 108,553,000.00      $ 232,484.34                     34

                                            Series 2000-2
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C                Total
                                         --------------------- --------------------- --------------------  --------------------
                                         --------------------- --------------------- --------------------  --------------------
Prin Distr Reqd Amount @ Maturity                 $ -                   $ -                 $ -                  $ -
Int Dist Reqd From Master Trust                  $ 960,000.00          $ 145,657.80      $ 232,484.34         $ 1,338,142.14
PFA Int Shortfall Funded by CBSD                          $ -                   $ -          $ -                   $ -
PFA Int Funded by CP                                      $ -                   $ -          $ -                   $ -
Principal Deposit to PFA                      $ 50,000,000.00        $ 6,743,416.67          $ -             $ 56,743,416.67
Servicing Fee                                             $ -                   $ -     $ 1,315,790.00        $ 1,315,790.00
                                         --------------------- --------------------- --------------------  --------------------
                                         --------------------- --------------------- --------------------  --------------------
Total                                         $ 50,960,000.00        $ 6,889,074.47       $ 1,548,274.34       $ 59,397,348.81
                                         ===================== ===================== ====================  ====================
                                         ===================== ===================== ====================  ====================

Total Cpn Dist to Class A +B+C                   $ 960,000.00          $ 145,657.80         $ 232,484.34        $ 1,338,142.14
Total Cpn Dist to Class A + B                                                                                   $ 1,105,657.80